Exhibit 99.2

Draft 5/6/2013

Draft 5/6/2013

Quarterly Financial Highlights

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

Pre-tax Operating Income (Loss) (1)

Life Marketing	$30,369	$30,348	$28,673	$15,642	$23,707	$30,369	$23,707
Acquisitions	39,099	43,615	46,155	42,191	34,377	39,099	34,377
Annuities	35,783	28,553	9,408	45,348	43,398	35,783	43,398
Stable Value Products	12,646	15,958	13,050	18,675	17,844	12,646	17,844
Asset Protection	4,966	6,479	4,150	859	6,081	4,966	6,081
Corporate & Other	27,880	(25,397)	(6,614)	928	(18,332)	27,880	(18,332)
Total Pre-tax Operating Income	$150,743	$99,556	$94,822	$123,643	$107,075	$150,743	$107,075

Balance Sheet Data

Total GAAP Assets	$53,322,272	$54,195,024	$55,912,100	$57,384,672	$58,573,487
Total Protective Life Corporation’s Shareowners’ Equity	$3,785,810	$4,147,234	$4,565,855	$4,615,183	$4,541,292
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,784,007	$2,828,898	$2,849,089	$2,878,461	$2,941,969

Stock Data

Closing Price	$29.62	$29.41	$26.21	$28.58	$35.80
Average Shares Outstanding
Basic	82,330,330	81,639,756	80,662,745	79,652,495	79,139,392	82,330,330	79,139,392
Diluted	83,921,135	83,243,703	82,406,103	81,339,803	80,706,744	83,921,135	80,706,744

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 5/6/2013

Financial Strength Ratings as of March 31, 2013

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 5/6/2013

GAAP Consolidated Statements of Income

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Gross premiums and policy fees	$696,305	$711,429	$684,939	$721,605	$726,847	$696,305	$726,847
Reinsurance ceded	(304,558)	(344,673)	(321,059)	(375,546)	(335,350)	(304,558)	(335,350)
Net premiums and policy fees	391,747	366,756	363,880	346,059	391,497	391,747	391,497
Net investment income	462,121	456,222	467,944	476,045	457,634	462,121	457,634
RIGL - derivatives	(29,909)	(48,268)	(134,222)	(26,081)	7,385	(29,909)	7,385
RIGL - all other investments	35,726	65,593	122,555	7,161	(4,145)	35,726	(4,145)

OTTI losses	(34,420)	(13,670)	(1,676)	(16,422)	(1,340)	(34,420)	(1,340)
Portion recognized in OCI (before taxes)	15,656	62	(6,880)	(1,536)	(3,244)	15,656	(3,244)
Net impairment losses recognized in earnings	(18,764)	(13,608)	(8,556)	(17,958)	(4,584)	(18,764)	(4,584)
Other income	111,260	81,480	81,190	84,633	85,027	111,260	85,027
Total revenues	952,181	908,175	892,791	869,859	932,814	952,181	932,814

BENEFITS & EXPENSES
Benefits and settlement expenses	589,629	568,522	629,945	537,944	581,880	589,629	581,880
Amortization of deferred policy acquisition costs and value of business acquired	56,836	67,188	14,011	65,530	52,239	56,836	52,239
Other operating expenses	116,255	124,530	118,964	120,406	138,061	116,255	138,061
Interest expense - subsidiaries	6,109	6,098	6,253	10,336	11,105	6,109	11,105
Interest expense - holding company - other debt	23,372	23,298	23,731	23,481	23,434	23,372	23,434
Interest expense - holding company - subordinated debt	9,401	10,852	8,901	8,443	8,468	9,401	8,468
Total benefits and expenses	801,602	800,488	801,805	766,140	815,187	801,602	815,187

INCOME BEFORE INCOME TAX	150,579	107,687	90,986	103,719	117,627	150,579	117,627
Income tax expense	51,558	31,532	30,506	36,923	39,336	51,558	39,336
NET INCOME	99,021	76,155	60,480	66,796	78,291	99,021	78,291
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$99,021	$76,155	$60,480	$66,796	$78,291	$99,021	$78,291

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$1.18	$0.85	$0.76	$0.98	$0.89
RIGL - derivatives net of gains related to corp debt, investments and annuities	(0.18)	(0.31)	(0.98)	(0.12)	0.16
RIGL - all other investments	0.18	0.37	0.95	(0.04)	(0.08)
Net income available to PLC’s common shareowners-diluted	$1.18	$0.91	$0.73	$0.82	$0.97
Average shares outstanding-diluted	83,921,135	83,243,703	82,406,103	81,339,803	80,706,744
Dividends paid	$0.16	$0.18	$0.18	$0.18	$0.18

PER SHARE DATA FOR YTD
Operating income - diluted (1)	$1.18	$2.04	$2.80	$3.78	$0.89
RIGL - derivatives net of gains related to corp debt, investments and annuities	(0.18)	(0.49)	(1.46)	(1.59)	0.16
RIGL - all other investments	0.18	0.55	1.49	1.47	(0.08)
Net income available to PLC’s common shareowners - diluted	$1.18	$2.10	$2.83	$3.66	$0.97
Average shares outstanding - diluted	83,921,135	83,583,025	83,187,854	82,723,016	80,706,744
Dividends paid	$0.16	$0.34	$0.52	$0.70	$0.18

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 5/6/2013

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013
ASSETS

Fixed maturities, at fair value	$28,189,744	$28,850,496	$29,607,238	$29,787,959	$30,065,491
Fixed maturities, at amortized cost	—	—	—	300,000	315,000
Equity securities	360,527	350,503	373,552	411,786	415,176
Mortgage loans	5,314,496	5,203,999	5,096,080	4,950,201	4,835,917
Investment real estate	31,527	20,582	19,858	19,816	18,952
Policy loans	877,850	870,775	869,607	865,391	862,202
Other long-term investments	324,001	333,358	347,065	361,837	348,394
Long-term investments	35,098,145	35,629,713	36,313,400	36,696,990	36,861,132
Short-term investments	110,194	89,495	110,684	217,812	161,506
Total investments	35,208,339	35,719,208	36,424,084	36,914,802	37,022,638
Cash	175,353	219,877	206,012	368,801	275,103
Accrued investment income	362,837	354,282	360,024	357,368	361,463
Accounts and premiums receivable	90,372	111,362	104,037	85,500	104,539
Reinsurance receivable	5,674,662	5,716,333	5,753,980	5,805,401	5,842,124
Deferred policy acquisition costs and value of business acquired	3,234,596	3,208,319	3,208,227	3,239,519	3,262,029
Goodwill	110,884	110,110	109,335	108,561	107,786
Property and equipment, net	48,596	48,307	48,321	47,607	48,590
Other assets	163,360	164,354	189,086	262,052	272,760
Current/Deferred income tax	—	62,316	55,518	30,827	—
Assets related to separate accounts
Variable annuity	7,698,456	7,949,926	8,895,947	9,601,417	10,670,833
Variable universal life	554,817	530,630	557,529	562,817	605,622

TOTAL ASSETS	$53,322,272	$54,195,024	$55,912,100	$57,384,672	$58,573,487

Draft 5/6/2013

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$20,981,983	$21,165,796	$21,400,351	$21,626,386	$21,793,320
Unearned premiums	1,283,441	1,301,537	1,367,241	1,396,026	1,426,496
Stable value product deposits	2,772,378	2,676,312	2,328,237	2,510,559	2,544,609
Annuity deposits	10,856,119	10,774,666	10,751,652	10,658,463	10,524,393
Other policyholders’ funds	537,909	539,364	553,262	566,985	569,533
Repurchase program borrowings	221,569	200,000	280,000	150,000	300,000
Other liabilities	1,055,568	1,157,689	1,306,298	1,434,604	1,375,962
Mortgage loan backed certificates	8,834	—	—	—	—
Deferred income taxes	1,241,670	1,430,027	1,668,885	1,736,389	1,690,052
Income tax payable	22,725	—	—	—	4,782
Non-recourse funding obligations	297,000	297,000	297,000	586,000	596,000
Debt	1,480,000	1,510,000	1,400,000	1,400,000	1,390,000
Subordinated debt securities	524,743	515,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	7,698,456	7,949,926	8,895,947	9,601,417	10,670,833
Variable universal life	554,817	530,630	557,529	562,817	605,622
TOTAL LIABILITIES	49,537,212	50,048,540	51,346,995	52,770,239	54,032,195

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	593,930	603,045	603,083	606,369	599,514
Treasury stock	(131,578)	(157,412)	(183,330)	(209,840)	(203,698)
Retained earnings	2,277,267	2,338,877	2,384,948	2,437,544	2,501,765
Accumulated other comprehensive income (loss)	1,001,803	1,318,336	1,716,766	1,736,722	1,599,323
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,785,810	4,147,234	4,565,855	4,615,183	4,541,292
Noncontrolling interest	(750)	(750)	(750)	(750)	—
TOTAL EQUITY	3,785,060	4,146,484	4,565,105	4,614,433	4,541,292
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$53,322,272	$54,195,024	$55,912,100	$57,384,672	$58,573,487

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$46.74	$51.81	$57.70	$59.06	$57.89
Less: Accumulated other comprehensive income (loss)	12.37	16.47	21.70	22.22	20.39
Excluding accumulated other comprehensive income (loss) (1)	$34.37	$35.34	$36.00	$36.84	$37.50

Total Protective Life Corporation’s Shareowners’ Equity	$3,785,810	$4,147,234	$4,565,855	$4,615,183	$4,541,292
Less: Accumulated other comprehensive income (loss)	1,001,803	1,318,336	1,716,766	1,736,722	1,599,323
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,784,007	$2,828,898	$2,849,089	$2,878,461	$2,941,969

Common shares outstanding	80,998,430	80,046,258	79,136,858	78,137,493	78,449,071
Treasury Stock shares	7,778,530	8,730,702	9,640,102	10,639,467	10,327,889

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 5/6/2013

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013
CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$99,021	$76,155	$60,480	$66,796	$78,291	$99,021	$78,291

Average shares outstanding - basic	82,330,330	81,639,756	80,662,745	79,652,495	79,139,392	82,330,330	79,139,392
Average shares outstanding - diluted	83,921,135	83,243,703	82,406,103	81,339,803	80,706,744	83,921,135	80,706,744

Net income available to PLC’s common shareowners per share-basic	$1.20	$0.93	$0.75	$0.84	$0.99	$1.20	$0.99
Net income available to PLC’s common shareowners per share-diluted	$1.18	$0.91	$0.73	$0.82	$0.97	$1.18	$0.97

Income from continuing operations	$99,021	$76,155	$60,480	$66,796	$78,291	$99,021	$78,291
EPS (basic)	$1.20	$0.93	$0.75	$0.84	$0.99	$1.20	$0.99
EPS (diluted)	$1.18	$0.91	$0.73	$0.82	$0.97	$1.18	$0.97

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$(29,909)	$(48,268)	$(134,222)	$(26,081)	$7,385	$(29,909)	$7,385
VA GMWB economic cost	7,240	8,355	9,641	11,265	12,923	7,240	12,923
RIGL - all other investments	16,962	51,985	113,999	(10,797)	(8,729)	16,962	(8,729)
Related amortization of DAC & VOBA	5,543	(3,941)	6,746	5,689	(1,027)	5,543	(1,027)
	(164)	8,131	(3,836)	(19,924)	10,552	(164)	10,552
Tax effect	58	(2,845)	1,342	6,974	(3,693)	58	(3,693)
	$(106)	$5,286	$(2,494)	$(12,950)	$6,859	$(106)	$6,859

RIGL - derivatives per share-diluted	$(0.18)	$(0.31)	$(0.98)	$(0.12)	$0.16	$(0.18)	$0.16
RIGL - all other investments per share-diluted	$0.18	$0.37	$0.95	$(0.04)	$(0.08)	$0.18	$(0.08)

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$1.18	$0.91	$0.73	$0.82	$0.97	$1.18	$0.97
Less: RIGL - derivatives per share-diluted	(0.18)	(0.31)	(0.98)	(0.12)	0.16	(0.18)	0.16
Less: RIGL - all other investments per share-diluted	0.18	0.37	0.95	(0.04)	(0.08)	0.18	(0.08)
Operating income per share-diluted	$1.18	$0.85	$0.76	$0.98	$0.89	$1.18	$0.89

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$99,021	$76,155	$60,480	$66,796	$78,291	$99,021	$78,291
Less: RIGL - derivatives net of tax	(14,735)	(25,943)	(80,978)	(9,630)	13,200	(14,735)	13,200
Less: RIGL - all other investments net of tax and amortization	14,629	31,229	78,484	(3,320)	(6,341)	14,629	(6,341)
Net operating income	$99,127	$70,869	$62,974	$79,746	$71,432	$99,127	$71,432

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$150,579	$107,687	$90,986	$103,719	$117,627	$150,579	$117,627
Less: RIGL - derivatives	(29,909)	(48,268)	(134,222)	(26,081)	7,385	(29,909)	7,385
Less: VA GMWB economic cost	7,240	8,355	9,641	11,265	12,923	7,240	12,923
Less: RIGL - all other investments	16,962	51,985	113,999	(10,797)	(8,729)	16,962	(8,729)
Less: Related amortization of DAC & VOBA	5,543	(3,941)	6,746	5,689	(1,027)	5,543	(1,027)
Less: Minority interest	—	—	—	—	—	—	—
Pre-tax operating income	$150,743	$99,556	$94,822	$123,643	$107,075	$150,743	$107,075

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 5/6/2013

Invested Asset Summary

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

Total Portfolio

Fixed Maturities	$28,189.7	$28,850.5	$29,607.2	$30,088.0	$30,380.5	82%
Mortgage Loans	5,314.5	5,204.0	5,096.1	4,950.2	4,835.9	13%
Investment Real Estate	31.5	20.6	19.8	19.8	18.9	0%
Equity Securities	360.5	350.5	373.6	411.8	415.2	1%
Policy Loans	877.9	870.8	869.6	865.4	862.2	2%
Short-Term Investments	110.2	89.5	110.7	217.8	161.5	1%
Other Long-Term Investments	324.0	333.3	347.1	361.8	348.4	1%
Total Invested Assets	$35,208.3	$35,719.2	$36,424.1	$36,914.8	$37,022.6	100%

Draft 5/6/2013

Invested Asset Summary - Fixed Income

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

Fixed Income

Corporate Bonds	$20,321.8	$20,903.8	$21,580.4	$22,054.4	$22,417.5	74%
Residential Mortgage-Backed Securities	2,664.5	2,501.3	2,393.9	2,197.1	2,072.4	7%
Commercial Mortgage-Backed Securities	785.1	938.0	1,023.6	1,040.9	1,093.2	3%
Other Asset-Backed Securities	996.8	1,056.3	1,091.7	1,133.0	1,109.0	4%
U.S. Government-related Securities	1,645.1	1,629.2	1,659.9	1,475.8	1,503.8	5%
Other Government-related Securities	180.0	166.3	160.2	164.2	152.2	0%
States, Municipals and Political Subdivisions	1,596.4	1,655.6	1,697.5	1,722.6	1,717.4	6%
Other	—	—	—	300.0	315.0	1%
Total Fixed Income Portfolio	$28,189.7	$28,850.5	$29,607.2	$30,088.0	$30,380.5	100%

Fixed Income - Quality

AAA	16.2%	16.2%	15.9%	14.6%	14.4%
AA	8.0%	7.1%	7.2%	7.2%	7.0%
A	28.7%	30.3%	30.8%	30.8%	31.5%
BBB	39.5%	39.2%	39.1%	39.7%	39.6%
Below investment grade	7.6%	7.2%	7.0%	6.7%	6.5%
Not rated	0.0%	0.0%	0.0%	1.0%	1.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 5/6/2013

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

NAIC Rating
1	55.97%	56.44%	56.82%	56.77%	56.91%
2	38.64%	38.58%	38.16%	38.52%	38.74%
3	3.47%	3.21%	3.32%	3.23%	3.22%
4	0.76%	0.76%	0.70%	0.62%	0.58%
5	0.96%	0.94%	0.91%	0.70%	0.46%
6	0.20%	0.07%	0.09%	0.16%	0.09%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	5.39%	4.98%	5.02%	4.71%	4.35%

Note:  NAIC Ratings reflect statutory carrying values

Draft 5/6/2013

Invested Asset Summary - Mortgages

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

Mortgage Loans - Type

Retail	65.7%	66.4%	68.0%	67.3%	68.0%
Apartments	11.6%	10.7%	8.9%	9.5%	8.7%
Office Buildings	13.2%	13.6%	13.6%	13.7%	13.9%
Warehouses	7.4%	7.3%	7.3%	7.4%	7.3%
Miscellaneous	2.1%	2.0%	2.2%	2.1%	2.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$5.3	$30.1	$1.6	$2.3	$1.7
90 Days Past Due	5.6	11.3	21.8	17.2	19.5
Foreclosed Real Estate	2.7	2.7	2.4	4.4	—
	$13.6	$44.1	$25.8	$23.9	$21.2 (1)

% of Commercial Mortgage Loan Portfolio	0.3%	0.8%	0.5%	0.5%	0.4%

(1)  Includes $6.9 million of nonperforming loans subject to a pooling and servicing agreement as of March 31, 2013.

Draft 5/6/2013

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$1.7	$1.3	$0.9	$0.5	$0.1
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	19.1	17.2	15.4	14.1	12.8
Total	$20.8	$18.5	$16.3	$14.6	$12.9

Modco Trading Portfolio

Rating
AAA	$607.9	$605.9	$590.3	$559.4	$546.7
AA	259.6	245.5	267.6	239.8	233.2
A	742.3	799.1	801.8	801.6	828.2
BBB	1,007.5	1,037.7	1,055.4	1,038.9	992.5
Below investment grade	338.8	316.9	364.5	353.1	354.7
Short-term investments	63.6	43.4	56.0	118.9	110.6
Total	$3,019.7	$3,048.5	$3,135.6	$3,111.7	$3,065.9

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 5/6/2013

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of March 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$0.8	$—	$—	$—	$—	$0.8
BBB	—	—	—	—	—	—
Below investment grade	442.0	—	—	—	—	442.0
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$442.8	$—	$—	$—	$—	$442.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
BBB	—	—	—	—	—	—
Below investment grade	30.1	—	—	—	—	30.1
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$30.1	$—	$—	$—	$—	$30.1

Draft 5/6/2013

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of March 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$437.7	$337.4	$344.9	$4.0	$21.9	$1,145.9
AA	7.4	—	—	—	—	7.4
A	43.3	—	3.7	—	—	47.0
BBB	14.2	—	—	—	—	14.2
Below investment grade	412.5	—	—	—	—	412.5
Total mortgage-backed securities collateralized by prime loans	$915.1	$337.4	$348.6	$4.0	$21.9	$1,627.0

Includes $1.2 billion of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$30.5	$22.5	$24.2	$0.1	$(0.2)	$77.1
AA	—	—	—	—	—	—
A	2.5	—	—	—	—	2.5
BBB	0.9	—	—	—	—	0.9
Below investment grade	(8.1)	—	—	—	—	(8.1)
Total mortgage-backed securities collateralized by prime loans	$25.8	$22.5	$24.2	$0.1	$(0.2)	$72.4

Draft 5/6/2013

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of March 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$93.9	$84.5	$230.7	$280.3	$44.3	$733.7
AA	—	34.1	39.3	43.6	20.3	137.3
A	47.8	35.3	87.7	15.0	18.7	204.5
BBB	17.7	—	—	—	—	17.7
Total commercial mortgage-backed securities	$159.4	$153.9	$357.7	$338.9	$83.3	$1,093.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$3.0	$9.6	$28.9	$10.6	$(0.4)	$51.7
AA	—	2.8	4.2	(0.4)	0.1	6.7
A	2.9	2.7	4.2	0.7	0.1	10.6
BBB	0.8	—	—	—	—	0.8
Total commercial mortgage-backed securities	$6.7	$15.1	$37.3	$10.9	$(0.2)	$69.8

Draft 5/6/2013

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of March 31, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$520.1	$32.1	$27.6	$36.0	$—	$615.8
AA	163.9	—	—	6.7	—	170.6
A	35.0	—	75.9	67.3	8.0	186.2
BBB	2.3	—	—	—	—	2.3
Below investment grade	134.1	—	—	—	—	134.1
Total other asset-backed securities	$855.4	$32.1	$103.5	$110.0	$8.0	$1,109.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(52.7)	$0.1	$2.0	$1.8	$—	$(48.8)
AA	(14.7)	—	—	0.3	—	(14.4)
A	5.0	—	7.7	1.3	—	14.0
BBB	—	—	—	—	—	—
Below investment grade	9.5	—	—	—	—	9.5
Total other asset-backed securities	$(52.9)	$0.1	$9.7	$3.4	$—	$(39.7)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 5/6/2013

Life Marketing Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Gross premiums and policy fees	$388,117	$397,645	$379,207	$410,105	$418,705	$388,117	$418,705
Reinsurance ceded	(192,755)	(209,803)	(190,099)	(239,056)	(207,662)	(192,755)	(207,662)
Net premiums and policy fees	195,362	187,842	189,108	171,049	211,043	195,362	211,043
Net investment income	119,026	121,283	123,647	122,507	127,248	119,026	127,248
Other income	29,154	29,966	28,280	29,709	29,335	29,154	29,335
Total operating revenues	343,542	339,091	341,035	323,265	367,626	343,542	367,626

BENEFITS & EXPENSES
Benefits and settlement expenses	254,579	251,509	305,281	243,276	280,766	254,579	280,766
Amortization of deferred policy acquisition costs and value of business acquired	22,594	19,454	(26,464)	29,495	14,022	22,594	14,022
Other operating expenses	36,000	37,780	33,545	34,852	49,131	36,000	49,131
Total benefits and expenses	313,173	308,743	312,362	307,623	343,919	313,173	343,919

INCOME BEFORE INCOME TAX	30,369	30,348	28,673	15,642	23,707	30,369	23,707
PRE-TAX OPERATING INCOME	$30,369	$30,348	$28,673	$15,642	$23,707	$30,369	$23,707

Life Marketing Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2012	2012	2012	2012	2013	2012	2013

SALES BY PRODUCT
Traditional	$287	$307	$326	$195	$292	$287	$292
Universal life	20,962	24,142	30,779	41,216	46,995	20,962	46,995
Bank-owned life insurance	1,345	1,376	33	499	—	1,345	—
Total	$22,594	$25,825	$31,138	$41,910	$47,287	$22,594	$47,287

SALES BY DISTRIBUTION
Independent agents	$13,940	$14,818	$18,373	$26,561	$31,537	$13,940	$31,537
Stockbrokers/banks	6,976	9,191	12,315	14,491	15,303	6,976	15,303
BOLI/other	1,678	1,816	450	858	447	1,678	447
Total	$22,594	$25,825	$31,138	$41,910	$47,287	$22,594	$47,287

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$461,855,587	$455,686,339	$449,416,242	$443,238,635	$437,245,336	$461,855,587	$437,245,336
Universal life	73,904,855	76,266,740	79,452,404	84,396,938	91,692,734	73,904,855	91,692,734
Total	$535,760,442	$531,953,079	$528,868,646	$527,635,573	$528,938,070	$535,760,442	$528,938,070

AVERAGE ACCOUNT VALUES
Universal life	$6,330,645	$6,393,984	$6,466,699	$6,608,067	$6,726,549	$6,330,645	$6,726,549
Variable universal life	371,893	383,082	388,002	391,767	411,880	371,893	411,880
Total	$6,702,538	$6,777,066	$6,854,701	$6,999,834	$7,138,429	$6,702,538	$7,138,429

Draft 5/6/2013

Acquisitions Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Gross premiums and policy fees	$212,158	$215,672	$207,305	$211,945	$208,726	$212,158	$208,726
Reinsurance ceded	(80,301)	(102,644)	(99,496)	(104,804)	(96,605)	(80,301)	(96,605)
Net premiums and policy fees	131,857	113,028	107,809	107,141	112,121	131,857	112,121
Net investment income	138,121	138,692	136,466	137,055	134,669	138,121	134,669
Other income	1,579	2,240	1,397	787	1,014	1,579	1,014
Total operating revenues	271,557	253,960	245,672	244,983	247,804	271,557	247,804
RIGL - investments	17,312	55,338	107,500	(1,209)	(14,043)	17,312	(14,043)
RIGL - derivatives	10,640	(48,002)	(101,622)	8,166	16,726	10,640	16,726
Total revenues	299,509	261,296	251,550	251,940	250,487	299,509	250,487

BENEFITS & EXPENSES
Benefits and settlement expenses	194,173	180,488	169,441	172,791	179,449	194,173	179,449
Amortization of deferred policy acquisition costs and value of business acquired	23,175	17,732	17,707	17,891	18,213	23,175	18,213
Other operating expenses	15,110	12,125	12,369	12,110	15,765	15,110	15,765
Operating benefits and expenses	232,458	210,345	199,517	202,792	213,427	232,458	213,427
Amortization of DAC/VOBA related to realized gains (losses) - investments	(33)	208	109	462	173	(33)	173
Total benefits and expenses	232,425	210,553	199,626	203,254	213,600	232,425	213,600

INCOME BEFORE INCOME TAX	67,084	50,743	51,924	48,686	36,887	67,084	36,887

Adjustments to Reconcile to Operating Income:
Less: RIGL	27,952	7,336	5,878	6,957	2,683	27,952	2,683
Less: Related amortization of DAC/VOBA	33	(208)	(109)	(462)	(173)	33	(173)

PRE-TAX OPERATING INCOME	$39,099	$43,615	$46,155	$42,191	$34,377	$39,099	$34,377

Draft 5/6/2013

Annuities Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Gross premiums and policy fees	$21,928	$23,252	$24,870	$27,878	$28,552	$21,928	$28,552
Reinsurance ceded	(13)	(7)	(5)	(1)	—	(13)	—
Net premiums and policy fees	21,915	23,245	24,865	27,877	28,552	21,915	28,552
Net investment income	125,985	124,159	123,933	130,268	118,557	125,985	118,557
RIGL - derivatives	(7,240)	(8,355)	(9,641)	(11,265)	(12,923)	(7,240)	(12,923)
Other income	17,711	19,187	22,276	25,143	26,795	17,711	26,795
Total operating revenues	158,371	158,236	161,433	172,023	160,981	158,371	160,981
RIGL - investments	15,013	10,373	2,475	609	1,773	15,013	1,773
RIGL - derivatives, net of economic cost	(33,960)	12,983	(22,893)	(22,461)	2,175	(33,960)	2,175
Total Revenues	139,424	181,592	141,015	150,171	164,929	139,424	164,929

BENEFITS & EXPENSES
Benefits and settlement expenses	90,290	88,564	107,253	83,585	80,671	90,290	80,671
Amortization of deferred policy acquisition costs and value of business acquired	9,002	16,053	19,022	15,955	10,654	9,002	10,654
Other operating expenses	23,296	25,066	25,750	27,135	26,258	23,296	26,258
Operating benefits and expenses	122,588	129,683	152,025	126,675	117,583	122,588	117,583
Amortization related to benefit and settlement expenses	1,619	(763)	(1,124)	198	(601)	1,619	(601)
Amortization of DAC related to realized gains (losses) - investments	(7,129)	4,496	(5,731)	(6,349)	1,455	(7,129)	1,455
Total benefits and expenses	117,078	133,416	145,170	120,524	118,437	117,078	118,437

INCOME (LOSS) BEFORE INCOME TAX	22,346	48,176	(4,155)	29,647	46,492	22,346	46,492

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	15,013	10,373	2,475	609	1,773	15,013	1,773
Less: RIGL - derivatives, net of economic cost	(33,960)	12,983	(22,893)	(22,461)	2,175	(33,960)	2,175
Less: amortization related to benefit and settlement expenses	(1,619)	763	1,124	(198)	601	(1,619)	601
Less: related amortization of DAC	7,129	(4,496)	5,731	6,349	(1,455)	7,129	(1,455)

PRE-TAX OPERATING INCOME	$35,783	$28,553	$9,408	$45,348	$43,398	$35,783	$43,398

Annuities Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2012	2012	2012	2012	2013	2012	2013

SALES
Variable Annuity	$567,408	$673,338	$761,011	$733,228	$579,698	$567,408	$579,698
Immediate Annuity	14,068	15,939	14,311	11,508	10,112	14,068	10,112
Single Premium Deferred Annuity	138,314	138,044	136,540	117,127	103,590	138,314	103,590
Market Value Adjusted Annuity	155	1,965	1,102	1,817	1,333	155	1,333
Fixed Indexed Annuity	289	103	215	214	318	289	318
Total	$720,234	$829,389	$913,179	$863,894	$695,051	$720,234	$695,051

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$17,343	$8,044	$(2,920)	$18,917	$25,877	$17,343	$25,877
Fixed Annuity	18,440	20,509	12,328	26,431	17,521	18,440	17,521
Total	$35,783	$28,553	$9,408	$45,348	$43,398	$35,783	$43,398

DEPOSIT BALANCE
VA Fixed Annuity	$515,613	$563,315	$581,243	$551,098	$470,656
VA Separate Account Annuity	7,050,549	7,358,411	8,309,426	9,037,748	10,078,475
Sub-total	7,566,162	7,921,726	8,890,669	9,588,846	10,549,131
Fixed Annuity	8,069,304	7,958,916	7,940,514	7,904,746	7,878,568
Total	$15,635,466	$15,880,642	$16,831,183	$17,493,592	$18,427,699

Draft 5/6/2013

Stable Value Products Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Net investment income	$32,402	$34,956	$29,851	$31,030	$30,074	$32,402	$30,074
Other income	1	—	—	—	—	1	—
Total operating revenues	32,403	34,956	29,851	31,030	30,074	32,403	30,074
RIGL - derivatives	646	(870)	221	(174)	368	646	368
RIGL - investments	1,607	274	(3,139)	(3,956)	1,478	1,607	1,478
Total revenues	34,656	34,360	26,933	26,900	31,920	34,656	31,920

BENEFITS & EXPENSES
Benefits and settlement expenses	18,957	18,221	16,002	11,610	11,603	18,957	11,603
Amortization of deferred policy acquisition costs and value of business acquired	196	230	410	111	81	196	81
Other operating expenses	604	547	389	634	546	604	546
Total benefits and expenses	19,757	18,998	16,801	12,355	12,230	19,757	12,230

INCOME BEFORE INCOME TAX	14,899	15,362	10,132	14,545	19,690	14,899	19,690

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	646	(870)	221	(174)	368	646	368
Less: RIGL - investments	1,607	274	(3,139)	(3,956)	1,478	1,607	1,478

PRE-TAX OPERATING INCOME	$12,646	$15,958	$13,050	$18,675	$17,844	$12,646	$17,844

Stable Value Products Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2012	2012	2012	2012	2013	2012	2013

SALES
GIC	$26,000	$—	$101,954	$272,150	$112,020	$26,000	$112,020
GFA - Direct Institutional	150,000	26,500	45,000	—	—	150,000	—
Total	$176,000	$26,500	$146,954	$272,150	$112,020	$176,000	$112,020

DEPOSIT BALANCE
Quarter End Balance	$2,772,378	$2,676,312	$2,328,237	$2,510,559	$2,544,609
Average Daily Balance	$2,784,389	$2,737,667	$2,591,485	$2,437,851	$2,543,906

OPERATING SPREAD	1.82%	2.33%	2.01%	3.06%	2.81%

ADJUSTED OPERATING SPREAD (1)	1.80%	1.98%	2.00%	2.60%	2.55%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 5/6/2013

Asset Protection Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Gross premiums and policy fees	$68,936	$69,883	$68,729	$67,081	$66,186	$68,936	$66,186
Reinsurance ceded	(31,473)	(32,214)	(31,456)	(31,681)	(31,083)	(31,473)	(31,083)
Net premiums and policy fees	37,463	37,669	37,273	35,400	35,103	37,463	35,103
Net investment income	6,542	5,883	5,972	5,913	5,854	6,542	5,854
Other income	26,601	29,513	29,247	25,821	26,614	26,601	26,614
Total operating revenues	70,606	73,065	72,492	67,134	67,571	70,606	67,571

BENEFITS & EXPENSES
Benefits and settlement expenses	24,048	25,247	27,492	23,910	24,658	24,048	24,658
Amortization of deferred policy acquisition costs and value of business acquired	8,677	8,829	8,705	7,740	7,462	8,677	7,462
Other operating expenses	32,915	32,510	32,145	34,625	29,370	32,915	29,370
Total benefits and expenses	65,640	66,586	68,342	66,275	61,490	65,640	61,490

INCOME BEFORE INCOME TAX	4,966	6,479	4,150	859	6,081	4,966	6,081
Less: noncontrolling interests	—	—	—	—	—	—	—
PRE-TAX OPERATING INCOME	$4,966	$6,479	$4,150	$859	$6,081	$4,966	$6,081

Asset Protection Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2012	2012	2012	2012	2013	2012	2013

SALES
Credit insurance	$8,802	$10,066	$9,558	$6,913	$7,334	$8,802	$7,334
Service contracts	82,800	94,122	92,890	83,821	82,035	82,800	82,035
GAP products	18,295	15,063	14,868	14,116	14,766	18,295	14,766
Total	$109,897	$119,251	$117,316	$104,850	$104,135	$109,897	$104,135

Draft 5/6/2013

Corporate & Other Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

REVENUES
Gross premiums and policy fees	$5,166	$4,977	$4,828	$4,596	$4,678	$5,166	$4,678
Reinsurance ceded	(16)	(5)	(3)	(4)	—	(16)	—
Net premiums and policy fees	5,150	4,972	4,825	4,592	4,678	5,150	4,678
Net investment income	40,045	31,249	48,075	49,272	41,232	40,045	41,232
Other income	36,214	574	(10)	3,173	1,269	36,214	1,269
Total operating revenues	81,409	36,795	52,890	57,037	47,179	81,409	47,179
RIGL - investments	(16,970)	(14,000)	7,163	(6,241)	2,063	(16,970)	2,063
RIGL - derivatives	5	(4,024)	(287)	(347)	1,039	5	1,039
Total revenues	64,444	18,771	59,766	50,449	50,281	64,444	50,281

BENEFITS & EXPENSES
Benefits and settlement expenses	5,963	5,256	5,600	2,574	5,334	5,963	5,334
Amortization of deferred policy acquisition costs and value of business acquired	354	186	253	225	179	354	179
Other operating expenses	47,212	56,750	53,651	53,310	59,998	47,212	59,998
Total benefits and expenses	53,529	62,192	59,504	56,109	65,511	53,529	65,511

INCOME (LOSS) BEFORE INCOME TAX	10,915	(43,421)	262	(5,660)	(15,230)	10,915	(15,230)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	(16,970)	(14,000)	7,163	(6,241)	2,063	(16,970)	2,063
Less: RIGL - derivatives	5	(4,024)	(287)	(347)	1,039	5	1,039
Less: noncontrolling interests	—	—	—	—	—	—	—

PRE-TAX OPERATING INCOME (LOSS)	$27,880	$(25,397)	$(6,614)	$928	$(18,332)	$27,880	$(18,332)

Draft 5/6/2013

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”). Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 5/6/2013

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	1ST QTR	1ST QTR
(Unaudited)	2012	2013

Life Marketing	$30,369	$23,707
Acquisitions	39,099	34,377
Annuities	35,783	43,398
Stable Value Products	12,646	17,844
Asset Protection	4,966	6,081
Corporate & Other	27,880	(18,332)
Total Pre-tax operating income	150,743	107,075

Realized Investment Gains (Losses) - Investments	22,505	(9,756)
Realized Investment Gains (Losses) - Derivatives	(22,669)	20,308
Income Tax Expense	(51,558)	(39,336)

Net income available to PLC’s common shareowners	$99,021	$78,291

Draft 5/6/2013

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2012	2012	2012	2012	2013	2012	2013

OPERATING INCOME PER SHARE

Operating income per share-diluted	$1.18	$0.85	$0.76	$0.98	$0.89	$1.18	$0.89
RIGL - Derivatives per share-diluted	(0.18)	(0.31)	(0.98)	(0.12)	0.16	(0.18)	0.16
RIGL - All Other Investments-diluted	0.18	0.37	0.95	(0.04)	(0.08)	0.18	(0.08)
Net income available to PLC’s common shareowners per share-diluted	$1.18	$0.91	$0.73	$0.82	$0.97	$1.18	$0.97

Draft 5/6/2013

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2012	2012	2012	2012	2013

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$46.74	$51.81	$57.70	$59.06	$57.89
Less: Accumulated other comprehensive income (loss)	12.37	16.47	21.70	22.22	20.39
Excluding accumulated other comprehensive income (loss)	$34.37	$35.34	$36.00	$36.84	$37.50

Draft 5/6/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended March 31, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2012	9/30/2012	12/31/2012	3/31/2013	3/31/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$76,155	$60,480	$66,796	$78,291	$281,722
Less:
Realized investment gains (losses), net of income tax
Investments	33,790	74,099	(7,018)	(5,674)	95,197
Derivatives	(25,943)	(80,978)	(9,630)	13,200	(103,351)
Related amortization of DAC and VOBA, net of income tax	(2,561)	4,385	3,698	(667)	4,855
Operating Income	$70,869	$62,974	$79,746	$71,432	$285,021

	Total Protective Life Corporation’s Shareowners’ Equity	Accumulated Other Comprehensive Income (Loss)	Total Protective Life Corporation’s Shareowners’ Equity Excluding Accumulated Other Comprehensive Income (Loss)
DENOMINATOR:
March 31, 2012	$3,785,810	$1,001,803	$2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
Total			$14,282,424

Average			$2,856,485

Operating Income Return on Average Equity			10.0%

Draft 5/6/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended March 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2011	9/30/2011	12/31/2011	3/31/2012	3/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$87,623	$82,857	$86,034	$99,021	$355,535
Less:
Realized investment gains (losses), net of income tax
Investments	32,129	83,460	7,041	11,025	133,655
Derivatives	(19,396)	(59,744)	(2,129)	(14,734)	(96,003)
Related amortization of DAC and VOBA, net of income tax	(468)	(5,036)	(664)	3,603	(2,565)
Operating Income	$75,358	$64,177	$81,786	$99,127	$320,448

	Total Protective Life Corporation’s Shareowners’ Equity	Accumulated Other Comprehensive Income (Loss)	Total Protective Life Corporation’s Shareowners’ Equity Excluding Accumulated Other Comprehensive Income (Loss)
DENOMINATOR:
March 31, 2011	$2,919,665	$334,944	$2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
Total			$13,403,978

Average			$2,680,796

Operating Income Return on Average Equity			12.0%

Draft 5/6/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended March 31, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2012	9/30/2012	12/31/2012	3/31/2013	3/31/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$76,155	$60,480	$66,796	$78,291	$281,722

	Total Protective Life Corporation’s Shareowners’ Equity	Accumulated Other Comprehensive Income (Loss)	Total Protective Life Corporation’s Shareowners’ Equity Excluding Accumulated Other Comprehensive Income (Loss)
DENOMINATOR:
March 31, 2012	$3,785,810	$1,001,803	$2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
Total			$14,282,424

Average			$2,856,485

Net income available to PLC’s common shareowners Return on Average Equity			9.9%

Draft 5/6/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended March 31, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	6/30/2011	9/30/2011	12/31/2011	3/31/2012	3/31/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$87,623	$82,857	$86,034	$99,021	$355,535

	Total Protective Life Corporation’s Shareowners’ Equity	Accumulated Other Comprehensive Income (Loss)	Total Protective Life Corporation’s Shareowners’ Equity Excluding Accumulated Other Comprehensive Income (Loss)
DENOMINATOR:
March 31, 2011	$2,919,665	$334,944	$2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
Total			$13,403,978

Average			$2,680,796

Net income available to PLC’s common shareowners Return on Average Equity			13.3%

Draft 5/6/2013

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Draft 5/6/2013

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

GAAP Consolidated Statement of Income Data:
Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470	$116,274
DAC change	(48,411)	(42,714)	(30,018)	(23,606)	(20,151)
Life Marketing as adjusted	140,775	145,821	107,808	123,864	96,123

Asset Protection as originally reported	41,559	30,789	23,229	29,897	24,662
DAC change	244	1,729	3,019	1,594	745
Asset Protection as adjusted	41,803	32,518	26,248	31,491	25,407

Annuities as originally reported	23,051	18,707	56,642	53,901	110,726
DAC change	(18,201)	(27,212)	(15,997)	(22,689)	(18,802)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Annuities as adjusted	4,850	8,239	22,054	52,163	80,224

Stable Value Products	50,231	89,811	61,963	39,207	56,780
Acquisitions	129,247	136,479	133,760	111,143	157,393
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)	5,767

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565	471,602
DAC change	(66,368)	(68,197)	(42,996)	(44,701)	(38,208)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815	421,694

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863	507,152
DAC change	(66,368)	(68,197)	(34,593)	(54,091)	(36,676)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	289,566	(41,855)	271,488	260,241	339,070
DAC change	(42,837)	(44,031)	(22,351)	(34,927)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	246,729	(85,886)	249,137	225,314	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73	$3.65
DAC change	(0.60)	(0.62)	(0.34)	(0.33)	(0.28)
VA change to operating income	—	0.15	(0.15)	0.15	(0.09)
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97	$3.92
DAC change	(0.60)	(0.62)	(0.27)	(0.40)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 5/6/2013

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786	$52,932,085
DAC change	(624,656)	(729,089)	(728,036)	(759,163)	(788,716)
Total GAAP Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087	4,220,465
DAC change	(403,135)	(470,538)	(469,892)	(489,899)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833	3,254,246
DAC change	(403,186)	(447,217)	(469,568)	(504,495)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88	51.68
DAC change	(5.74)	(6.73)	(5.49)	(5.71)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46	39.85
DAC change	(5.75)	(6.40)	(5.49)	(5.89)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.